UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - July 16, 2003
                                                           -------------

                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)


              Delaware                                           22-3297339
              --------                                           ----------
 (State or other jurisdiction of                          (I.R.S. Employer
  incorporation or organization)                          Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                       07052-2989
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:               (973) 669-7366
                                                   -----------------------------

Item 5. Other Events

     On July 16, 2003, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing the date of the Annual Meeting of Stockholders.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7. Financial Statements and Exhibits

        (c)  Exhibits

                  Regulation
                  S-K Exhibit
                     Number                                 Document
                     ------                                 --------

                       99.1                          Press Release dated
                                                     July 16, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                PENNFED FINANCIAL SERVICES, INC.



Date: July 16, 2003                         By:  /s/ Joseph L. LaMonica
                                                 -----------------------
                                                     Joseph L. LaMonica
                                                     President and Chief
                                                     Executive Officer